Finance Expense	12 Months Ended
Dec. 31, 2024
Finance Cost [Abstract]
Finance Expense

19	FINANCE EXPENSE

	For the years ended
	December 31, 2024	December 31, 2023
Interest expense (i)	($4.1)	($3.6)
Lease liability interest (i)	(1.4)	—
Accretion on reclamation provision	(8.9)	(6.7)
Interest income	12.6	7.8
Other (i)	(2.0)	—
	($3.8)	($2.5)
(i) During the year ended December 31, 2024, $11.3 million of interest arising on the Company's revolving credit facility, finance leases, and gold prepayment, was capitalized in mineral property, plant and equipment (year ended December 31, 2023 - nil). Total interest paid, including interest capitalized, during year ended December 31, 2024 was $9.5 million (year ended December 31, 2023 - nil). The capitalization rate used to determine the amount of borrowing costs eligible for capitalization was 7.03%.